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                                                                       Exhibit 1


                                  $250,000,000
                                KeyCorp Capital I

                        Floating Rate Capital Securities
                (Liquidation amount $1,000 per Capital Security)
             guaranteed to the extent set forth in the Guarantee by

                                     KeyCorp


                             Underwriting Agreement
                             ----------------------



--------------------------------------------------                June __, 1998
Goldman, Sachs & Co.,
Key Capital Markets, Inc.,
J.P. Morgan Securities Inc.,
Morgan Stanley & Co. Incorporated,
Salomon Brothers Inc,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

         KeyCorp Capital I (the "Trust"), a statutory business trust created under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act"), and KeyCorp, an Ohio corporation, as depositor of the Trust and as guarantor (the "Guarantor"), propose, subject to the terms and conditions stated herein, that the Trust issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 250,000 Floating Rate Capital Securities (liquidation amount $1,000 per Capital Security) (the "Securities") representing undivided beneficial interests in the assets of the Trust, guaranteed by the Guarantor as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Guarantor and Bankers Trust Company, as trustee (the "Guarantee Trustee"). The proceeds of the sale of the Securities and an aggregate of _______ of its Common Securities (liquidation amount $1,000 per common security) (the "Common Securities") by the Trust are to be invested in Junior Subordinated Deferrable Interest Debentures (the "Subordinated Debentures") of the Guarantor, to be issued pursuant to an Indenture, dated as of December 4, 1996 (the "Indenture"), between the Guarantor and Bankers Trust Company, as Trustee (the "Debenture Trustee").



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         1. The Guarantor and the Trust jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

                (a) The registration statement (File No. 333-55959 and 333-55959-01) (the "registration statement") on Form S-3 in respect of the Securities, the Subordinated Debentures and the Guarantee, including a prospectus, as from time to time amended or supplemented, relating to the Securities, the Subordinated Debentures and the Guarantee, has been filed with the Securities and Exchange Commission (the "Commission"), in the form heretofore delivered to Goldman, Sachs & Co. ("Goldman Sachs"). The registration statement, as it may have been amended prior to the date of this Agreement, has become effective under the Securities Act of 1933, as amended (the "Act"). The registration statement, as amended to the date of this Agreement, and any Rule 462(b) registration statement is hereinafter referred to as the "Registration Statement"; such prospectus (which shall be in the form in which it has been most recently filed, or transmitted for filing, with the Commission on or before the date of this Agreement, as the same is proposed to be added to or changed), filed or transmitted for filing with the Commission pursuant to Rule 424 under the Act and used in connection with the sale of the Securities, is hereinafter referred to as the "Prospectus". Any reference herein to the Registration Statement, a preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act deemed to be incorporated therein by reference after the date of this Agreement.

                (b) The Registration Statement, at the time it became effective, and any amendments thereof filed prior to the date hereof, as of their respective effective dates, conformed in all material respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules and regulations of the Commission thereunder; the Registration Statement and the Prospectus, as of the date hereof, and any amendments thereof and supplements thereto, as of their respective effective or issue dates, will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder, including, without limitation, compliance with the safe harbor provisions of Rule 175 under the Act pertaining to "forward looking statements", and no such document, as of such respective dates and, in the case of the Prospectus and any amendments thereof or supplements thereto, as of the Closing Date (as hereinafter defined), included or will include any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, provided that the Guarantor and the Trust make no representations or warranties as to (i) the Statements of Eligibility (Forms T-1) under the Trust Indenture Act of the Debenture Trustee, the Property Trustee and the Guarantee Trustee (the "Form T-1s") or (ii) the information contained in or omitted from the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information



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         furnished in writing to the Guarantor and the Trust by or on behalf of any Underwriter specifically for use in connection with the preparation of the Prospectus or the Registration Statement.

                (c) Except as set forth in the Prospectus, there has been no material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business or results of operations of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising from transactions in the ordinary course of business, since the date of the most recent financial statements included or incorporated in the Prospectus, as amended or supplemented as of the Closing Date (as defined below); and to the knowledge of the Guarantor and except as set forth in the Prospectus, there is no threatened action, suit or proceeding that could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or results of operations of the Guarantor and its subsidiaries considered as one enterprise, or could reasonably be expected to materially and adversely affect the properties or assets thereof.

                (d) (i) The Guarantor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Ohio, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Guarantor and its subsidiaries; (ii) each of the Guarantor's national bank subsidiaries is a duly organized and validly existing national banking association under the laws of the United States, continues to hold a valid certificate to do business as such and has full power and authority to conduct its business as such; each of the Guarantor's other bank subsidiaries is duly organized and validly existing in good standing under the laws of its jurisdiction of organization, continues to hold a valid certificate to do business as such and has full power and authority to conduct its business as such; each of its other significant subsidiaries, as defined in Regulation S-X (the "Significant Subsidiaries"), is duly organized and validly existing under the laws of the jurisdiction of its organization with corporate power and authority under such laws to conduct its business; and (iii) all of the outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable (except, with respect to any subsidiary that is a national bank, as provided by Section 55 of Title 12 of the United States Code; and with respect to any subsidiary that is a bank incorporated under state law, except as provided by the laws of any such states) and are owned beneficially by the Guarantor subject to no security interest, pledge, lien, charge or other encumbrance or adverse claim, except as otherwise stated in the Prospectus.

                (e) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority to own its properties and conduct its business as described in the Prospectus, and the Trust has conducted
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         no business to date other than as contemplated by this Agreement, and it will conduct no business in the future that would be inconsistent with the Trust Agreement and the description of the Trust set forth in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Amended and Restated Trust Agreement (the "Trust Agreement") among the Guarantor, the trustees named therein (the "Trustees") and the holders of the Securities issued thereunder, and the agreements and instruments contemplated by the Trust Agreement; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; based on expected operations and current law, the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is not a party to or subject to any action, suit or proceeding of any nature;

                (f) The Securities have been duly and validly authorized by the Trust, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description of the Securities contained in the Prospectus; the issuance of the Securities is not subject to preemptive or other similar rights; the Securities will have the rights set forth in the Trust Agreement, and the terms of the Securities are valid and binding on the Trust; the holders of the Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

                (g) The Common Securities of the Trust have been duly and validly authorized by the Trust and, upon delivery by the Trust to the Guarantor against payment therefor as described in the Prospectus, will be duly and validly issued undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Date, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                (h) The Guarantee, the Subordinated Debentures, the Trust Agreement, the Indenture and the Agreement as to Expenses and Liabilities between the Guarantor and the Trust (the "Expense Agreement") (the Guarantee, the Subordinated Debentures, the Trust Agreement, the Indenture and the Expense Agreement being collectively referred to as the "Guarantor Agreements"), when validly executed and delivered by the Guarantor and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Trust Agreement, by the Trustees and, in the case of the Indenture, by the Debenture Trustee, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity); the Subordinated Debentures are entitled to the benefits of the Indenture; the Guarantor Agreements
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         will conform to the descriptions thereof in the Prospectus; and the
         Guarantee and the Indenture have been duly qualified under the Trust Indenture Act;

                (i) The execution and delivery of this Agreement and the Guarantor Agreements and the consummation of the transactions contemplated herein and therein, have been duly authorized by all necessary corporate action and, when executed and delivered by the Guarantor and the other parties thereto, will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any property or assets of the Guarantor or its subsidiaries, pursuant to any indenture, loan agreement, contract or other material agreement or instrument to which the Guarantor or its subsidiaries is a party or by which the Guarantor may be bound or to which any of the property or assets of the Guarantor or its subsidiaries is subject, nor will such action result in any violation of the provisions of the Amended and Restated Articles of Incorporation or the Regulations of the Guarantor or its subsidiaries or any applicable statute, rule or regulation or, to the best of its knowledge, any order of any court or governmental agency or body having jurisdiction over the Guarantor, its subsidiaries or any of their respective properties;

                (j) Prior to the date hereof, neither the Guarantor nor any of its affiliates has taken or will take any action which is designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Guarantor in connection with the offering of the Securities;

                (k) The Trust is not, and after giving effect to the offering and sale of the Securities will not be, an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act") and;

                (l) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and the sale of the Securities by the Trust, except such as may be required under the Blue Sky laws of any jurisdiction or as have been duly made or obtained.

         2. Subject to the terms and conditions herein set forth, the Trust and the Guarantor agree that the Trust shall issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $1,000 per Security, the number of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be issued by the Trust to purchase the Subordinated Debentures of the Guarantor, the Guarantor hereby agrees to pay at the Closing Date to Goldman Sachs, for the accounts of the several Underwriters, an amount equal to [$____] per Security for the Securities to be delivered at the Closing Date. Alternatively, as a matter of convenience, Goldman Sachs may deduct such amount from the purchase price of the Securities and in such event the Guarantor shall be deemed to have paid the same.


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         3. Upon the authorization by you of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Prospectus.

         4. (a) Except as set forth in the next paragraph, the Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Trust with The Depository Trust Company ("DTC") or its designated custodian. The Trust will deliver the Securities to Goldman Sachs, for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same day) funds to an account designated by the Trust, by causing DTC to credit the Securities to the account of Goldman Sachs at DTC. The Trust will cause the certificates representing the Securities to be issued in book-entry form to be made available to Goldman Sachs for checking at least twenty-four hours prior to the Closing Date (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 10:30 a.m., New York City time, on June ___, 1998 or such other time and date as Goldman Sachs, the Guarantor and the Trust may agree upon in writing. Such time and date are herein called the "Closing Date".

         (b) The documents to be delivered at the Closing Date by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(h) hereof, will be delivered at such time and date at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Closing Date. A meeting will be held at the Closing Location at 4:00 p.m., New York City time, on the New York Business Day next preceding the Closing Date, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5. The Guarantor and the Trust jointly and severally agree with each of the several Underwriters:

                (a) The Guarantor and the Trust will cause the Prospectus to be filed, or transmitted for filing, with the Commission pursuant to Rule 424 under the Act and will promptly advise Goldman Sachs when the Prospectus has been so filed or transmitted for filing, and prior to the termination of the offering of the Securities to which such Prospectus relates also will promptly advise Goldman Sachs (i) when any amendment to the Registration Statement has become effective or any further supplement to the Prospectus has been so filed or transmitted for filing, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (iv) of the receipt by the Guarantor or the Trust of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Each of the

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         Guarantor and the Trust will use its reasonable best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as practicable the withdrawal thereof. The Guarantor and the Trust will not file or transmit for filing any amendment to the Registration Statement or supplement to the Prospectus unless they have furnished to Goldman Sachs a copy for their review prior to filing or transmission for filing;

                (b) If, at any time when a prospectus relating to the Securities, the Subordinated Debentures or the Guarantee is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the rules and regulations of the Commission thereunder, after receiving notice or becoming aware of the foregoing, the Guarantor and the Trust promptly will prepare and file or transmit for filing with the Commission, subject to paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance;

                (c) The Guarantor will make generally available to its security holders and to Goldman Sachs as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Guarantor during which the filing, or transmission for filing, of the Prospectus pursuant to Rule 424 under the Act occurs (except not later than 90 days after the end of such period if such quarter is the last fiscal quarter), an earnings statement (which need not be audited) of the Guarantor and its subsidiaries, covering such 12-month period, which will satisfy the provisions of Section 11(a) of the Act;

                (d) Each of the Guarantor and the Trust will use its reasonable best efforts to furnish in New York City to each of the Underwriters prior to 10:00 a.m., New York City time, on the second New York Business Day next succeeding the date of this Agreement and from time to time, as many copies of the Prospectus, each related preliminary prospectus supplement and all amendments of and supplements to such documents as may be reasonably requested;

                (e) Each of the Guarantor and the Trust will use its reasonable best efforts to arrange for the qualification of the Securities for sale under the laws of such jurisdictions as Goldman Sachs may designate, to maintain such qualifications in effect so long as required for the distribution of the Securities and to arrange for the determination of the legality of the Securities for purchase by institutional investors; provided that in connection therewith neither the Guarantor nor the Trust shall be required to qualify as a foreign corporation to do business in any jurisdiction where it is not now qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject;

               (f) During the period beginning from the date of this Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any Securities (except for (x) the Securities proposed to be sold to the Underwriters pursuant hereto, any other beneficial interests in the assets of the Trust, or any preferred securities or any other securities of the Trust or the Guarantor, as the case may be, that are substantially similar to the Securities
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         (including any guarantee of such securities) or any securities that are convertible into or exchangeable for or that represent the right to receive preferred securities or any such substantially similar securities of either the Trust or the Guarantor without the prior written consent of Goldman Sachs;

                (g) Not to have the Trust be or become, at any time prior to the expiration of three years after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act; and

                (h) To issue the Guarantee and the Subordinated Debentures concurrently with the issue and sale of the Securities as contemplated herein.

         6. The Guarantor and the Trust jointly and severally covenant and agree with the several Underwriters that the Guarantor and the Trust will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Guarantor's or the Trust's counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) all expenses in connection with the qualification of the Securities and the Subordinated Debentures issuable upon exchange of the Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iii) any fees charged by securities rating services for rating the Securities; (iv) the cost of preparing the Securities and the Subordinated Debentures; (v) the fees and expenses of the Trustee, the Guarantee Trustee and the Debenture Trustee and any agent of the Trustee, the Guarantee Trustee and the Debenture Trustee and the fees and disbursements of counsel for the Trustees in connection with the Trust Agreement and the Securities, counsel for the Guarantee Trustee in connection with the Guarantee and counsel for the Debenture Trustee in connection with the Indenture and the Subordinated Debentures; and (vi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Guarantor and the Trust contained herein as of the date hereof and the Closing Date, to the accuracy of the statements of the Guarantor and the Trust made in any certificates pursuant to the provisions hereof, to the performance by each of the Guarantor and the Trust of its obligations hereunder and to the following additional conditions:

                (a) No stop order suspending the effectiveness of the
         Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted and be pending or have been threatened as of the Closing Date; and all requests for additional information on the part of the Commission shall have been complied with.
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               (b) You shall have received at the Closing Date the opinion of counsel for the Guarantor and the Trust acceptable to you, dated the Closing Date, to the effect that:

                       (i) The Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of Ohio and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; each of KeyBank National Association and Key Bank USA, National Association (the "National Banks") is a duly organized and validly existing national banking association under the laws of the United States and continues to hold a valid certificate to do business as such; each of the Guarantor and the National Banks has full corporate power and authority to conduct its business as described in the Prospectus and is duly qualified to do business in each jurisdiction in which it owns or leases real property, except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Guarantor and its subsidaries taken as a whole; and all of the outstanding shares of capital stock of each of the National Banks have been duly authorized and validly issued, are fully paid and non-assessable (exceptions to be specified) and (except as otherwise stated in the Prospectus) are owned beneficially by the Guarantor subject to no security interest, other encumbrance or adverse claim.

                      (ii) to the best knowledge of such counsel, (A) there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Guarantor or any of its subsidiaries of a character required to be disclosed in the Prospectus which is not adequately disclosed in the Prospectus, and (B) there is no franchise, contract or other document which is known to such counsel of a character required to be described in the Prospectus, which is not described as required;

                     (iii) this Agreement has been duly authorized, executed and delivered by the Guarantor and the Trust;

                      (iv) the issuance by the Guarantor of the Guarantee and the Subordinated Debentures, the compliance by the Guarantor with all of the provisions of this Agreement, the execution, delivery and performance by the Guarantor of the Guarantor Agreements and the consummation of the transactions herein and therein contemplated will not conflict with, result in a breach of, or constitute a default under the certificate of incorporation or regulations of the Guarantor or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which the Guarantor or its subsidiaries is a party or bound, or any order or regulation of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Guarantor or its subsidiaries which in the case of any indenture, agreement, instrument or order, would have a material adverse effect on the holders of the Securities or the financial condition, earnings, business or properties of the Guarantor and its subsidiaries, taken as one enterprise;

                       (v) the Guarantor Agreements have each been duly authorized, executed and delivered by the Guarantor and/or the Trust, as the case may be, and constitute valid and legally binding obligations of the Guarantor and/or the Trust, as the case may be, enforceable in accordance with their respective terms, subject to qualifications to be set forth in the opinion

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         delivered at the Closing Date which shall be acceptable to the
         Underwriters; the Subordinated Debentures are entitled to the benefits provided by the Indenture; and the Guarantee and the Indenture have each been duly qualified under the Trust Indenture Act; provided that such counsel need not express any opinion as to the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution contained in the Guarantee;

                      (vi) the Trust is not, and after giving effect to the offering and sale of the Securities will not be, an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                     (vii) no consent, approval, authorization or order of any court or governmental agency or body is required of the Guarantor for the consummation of the transactions contemplated in this Agreement or any of the Guarantor Agreements, except such as may be required under the Blue Sky laws of any jurisdiction or as have been duly made or obtained; and

                    (viii) The Registration Statement has become effective under the Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act, and each part of the Registration Statement, when such part became effective, any amendments thereof filed prior to the date of this Agreement, as of their respective effective dates, and the Registration Statement and the Prospectus, as of the date of the Prospectus, and each amendment thereof or supplement thereto, as of their respective effective or issue dates, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder; and that such counsel has no reason to believe that any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus, or any amendments thereof or supplements thereto, as of their respective effective or issue dates, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that, as of the Closing Date, either the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the Form T-1s, as to the financial statements or other financial data contained in any part of the Registration Statement or the Prospectus, as to any information pertaining to the Internal Revenue Code of 1986, as amended, or to the Employee Retirement Income Security Act of 1974, as amended, or as to any statements or omissions made in reliance upon or in conformity with information furnished in writing to the Guarantor and the Trust by or on behalf of an Underwriter for use therein.
                                       10

         Such opinion or opinions shall be limited to New York, Ohio and federal law and, if applicable, the law of the State of incorporation of any other Significant Subsidiary. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions in which such counsel is not qualified and the federal law of the United States, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Underwriters, in which case the opinion shall state that they believe you and they are entitled to rely. In particular, as to paragraph (vi), such counsel may rely upon the opinion of Sullivan & Cromwell. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent that they deem proper, upon certificates of officers of the Guarantor, the National Banks and the Significant Subsidiaries and certificates of public officials.

                (c) You shall have received at the Closing Date the opinion of Sullivan & Cromwell, counsel for the Underwriters, dated the Closing Date, with respect to such matters as you may reasonably require, and the Guarantor and the Trust shall have furnished to such counsel such documents as they request for the purposes of enabling them to pass upon such matters.

                (d) The Guarantor and the Trust shall have furnished to you certificates of the Guarantor and the Trust, signed, in the case of the Guarantor, by the Chairman of the Board, the President, an Executive Vice President or Vice President of the Guarantor and by the principal accounting or financial officer of the Guarantor, and in the case of the Trust, by an Administrative Trustee, dated the Closing Date, to the effect that, to the best of their knowledge upon reasonable investigation:

                  (i) the representations and warranties of the Guarantor and the Trust in this Agreement are true and correct on and as of the Closing Date with the same effect as if made at the Closing Date and each of the Guarantor and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                 (ii) since the respective dates as of which information is given in the Prospectus, there has been no material adverse change, nor any presently known and existing development that the Guarantor or the Trust, as the case may be, expects to result in a material adverse change, in the financial condition, earnings, business or properties of the Guarantor and its subsidiaries considered as one enterprise or the Trust, as the case may be, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus; and



                (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted and are pending or have been threatened as of such date.

                  (e) You shall have received at the Closing Date a letter from Ernst & Young LLP, independent public accountants (or other independent public accountants acceptable to you), dated the Closing Date, in form and substance satisfactory to you containing statements and information of the type ordinarily included in accountants "comfort letters" to underwriters with
                                       11
         respect to the financial statements and certain financial information contained in or deemed to be part of the Prospectus.

                  (f) You shall have received at the Closing Date the opinion of Richards, Layton & Finger, special Delaware Counsel for the Trust and the Guarantor, dated the Closing Date, to the effect that:

                     (i) The Trust has been duly created and is validly existing as a business trust in good standing under the Delaware Business Trust Act and, under the Trust Agreement and the Delaware Business Trust Act, has the trust power and authority to own its properties and conduct its business, all as described in the Prospectus, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

                    (ii) The Trust Agreement constitutes a valid and binding
                obligation of the Guarantor and the Trustees, and is enforceable against the Guarantor and the Trustees, in accordance with its terms, and the terms of the Securities as set forth in the Trust Agreement are valid and binding obligations of the Trust in accordance with the terms of the Trust Agreement, all subject to the effect upon the Trust Agreement of (A) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (B) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (C) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                   (iii) Under the Trust Agreement and the Delaware Business
                Trust Act, the Trust has the trust power and authority to (A) execute and deliver this Agreement and to perform its obligations under this Agreement, and (B) issue and perform its obligations under the Securities and the Common Securities;

                    (iv) Under the Trust Agreement and the Delaware Business
                Trust Act, the execution and delivery by the Trust of this Agreement and the performance by the Trust of its obligations thereunder have been duly authorized by all necessary trust action on the part of the Trust;

                     (v) The Securities have been duly and validly authorized by the Trust Agreement, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; under the Trust Agreement and the Delaware Business Trust Act, the issuance of the Securities is not subject to preemptive or other similar rights; the Securities will have the rights set forth in the Trust Agreement; the Securityholders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (A) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Capital Securities Certificates (as defined in the Trust Agreement) and the issuance of replacement Capital Securities Certificates and (B) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement;

                    (vi) The Common Securities of the Trust have been duly and validly authorized by the Trust Agreement; under the Trust Agreement and the Delaware Business Trust Act, the issuance of the Common Securities is not subject to preemptive or other similar rights;

                   (vii) The issue and sale of the Securities and the Common
                Securities by the Trust, the execution and delivery of this Agreement by the Trust, the compliance by the Trust with all of the provisions of the Securities, the Trust Agreement and this Agreement, the purchase by the Trust of the Subordinated Debentures and the consummation of the transactions herein and therein contemplated do not violate (A) the Trust Agreement or the Certificate of Trust of the Trust, or (B) any applicable Delaware law, rule or regulation;

                  (viii) No authorization, approval, consent or order of any
                Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust in connection with the issuance and sale of the Securities and the Common Securities;

                  (ix) Assuming that the Trust derives no income from or
                connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee (as defined in the Trust Agreement) and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Securities and the Common Securities. In rendering the opinion expressed in this paragraph, such counsel need express no opinion concerning the securities laws of the State of Delaware; and

                     (x) Assuming that the Trust derives no income from or
                connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and filing documents with the Delaware Secretary of State) or employees in the State of Delaware and that the Trust is not an association taxable as a corporation for purposes of US Federal income tax, the Securityholders (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                  (g) Sullivan & Cromwell, special tax counsel for the Guarantor and the Trust, shall have furnished to you their written opinion, dated the Closing Date, in form and substance satisfactory to you, to the effect that such firm confirms its opinion set forth in the Prospectus under the caption "Certain Federal Income Tax Consequences."

                  (h) Prior to the Closing Date, the Guarantor and the Trust shall have furnished to you such further information, certificates and documents as you may reasonably request.

                  (i) There shall not have occurred any of the following: (i) any change or any development in or affecting particularly the business or properties of the Guarantor or its subsidiaries which, in the judgment of the Underwriters, materially impairs the investment quality of the Securities; (ii) the suspension of trading in any securities of the Guarantor by the Commission or a national securities exchange, or the suspension of trading on the New York Stock Exchange or the American Stock Exchange, or the fixing of minimum or maximum prices for trading, or the requirement of maximum ranges for prices for securities, on the New York Stock Exchange or the American Stock Exchange, by such Exchange or by order of the Commission or any other governmental authority having jurisdiction; (iii) any banking moratorium declared by federal or New York authorities; (iv) any downgrading in the rating accorded the Guarantor's senior debt securities, subordinate debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act or any public announcement that any such organization has under surveillance or review, with possible negative implications, its rating of any of the Guarantor's senior debt securities, subordinate debt securities or preferred stock; or (v) any outbreak or escalation of hostilities in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character if, in the judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or other event or occurrence makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Promptly after the determination by the Underwriters that it is impractical or inadvisable to proceed with the completion of the sale and payment for the Securities, the Underwriters shall notify the Guarantor and the Trust of such determination in writing; but the omission so to notify the Guarantor and the Trust shall not act to modify the rights of the Underwriters under this section.

         8. (a) The Guarantor and the Trust jointly and severally agree to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that neither the Guarantor nor the Trust will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Guarantor or the Trust by or on behalf of any Underwriter through Goldman Sachs specifically for use in connection with the preparation thereof or of the Form T-1s. This indemnity agreement will be in addition to any liability which the Guarantor or the Trust may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Guarantor and the Trust, each of its directors or administrators, as the case may be, and each person who controls the Guarantor or the Trust within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Guarantor and the Trust to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Guarantor or the Trust by or on behalf of such Underwriter through Goldman Sachs specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party.

                  (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities,
(i) in such proportion as is appropriate to reflect the relative benefits received by the Guarantor and the Trust on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Guarantor and the Trust on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Guarantor and the Trust on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Securities (before deducting expenses) received by the Guarantor and the Trust bear to the total compensation (before deducting expenses) received or realized by the Underwriters from the purchase and resale, or underwriting, of the Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Guarantor and the Trust on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Guarantor, the Trust and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder. The Underwriters' obligations in this subsection (d) to contribute shall be several in proportion to their respective underwriting obligations and not joint. For purposes of this
Section 8, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Guarantor or the Trust within the meaning of either the Act or the Exchange Act, and each director of the Guarantor or each Administrator of the Trust shall have the same rights to contribution as the Guarantor and the Trust, subject in each case to the limitation described in the preceding sentence.

         9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Guarantor and the Trust shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Guarantor or the Trust that you have so arranged for the purchase of such Securities, or the Guarantor and the Trust notify you that they have so arranged for the purchase of such Securities, you or the Guarantor and the Trust shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Prospectus, or in any other documents or arrangements, and the Guarantor and the Trust jointly and severally agree to prepare promptly any amendments to the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

            (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Guarantor and the Trust as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-tenth of the aggregate number of all the Securities, then the Guarantor and the Trust shall have the right to require each non-defaulting Underwriter to purchase the number of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

            (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Guarantor and the Trust as provided in subsection (a) above, the aggregate number of Securities which remains unpurchased exceeds one-tenth of the aggregate number of all the Securities, or if the Guarantor and the Trust shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Guarantor and the Trust, except for the expenses to be borne by the Guarantor and the Trust and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Guarantor and the Trust and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Guarantor and the Trust, or any officer or director or controlling person of the Guarantor or the Trust, and shall survive delivery of and payment for the Securities.

         11. If the sale of the Securities provided for in this Agreement is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied or because of any refusal, inability or failure on the part of the Guarantor or the Trust to perform any agreement in this Agreement or comply with any provision in this Agreement other than by reason of a default by any of the Underwriters, the Guarantor and the Trust will jointly and severally reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Securities and shall have no further obligations to the Underwriters with respect thereto. In no event shall the Guarantor or the Trust be liable to the Underwriters for loss of anticipated profits from the transactions contemplated by this Agreement.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by Goldman Sachs as representative of the Underwriters.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Guarantor or the Trust shall be delivered or sent by mail or facsimile transmission to the address of the Guarantor set forth in the Prospectus, Attention: Secretary or Administrative Trustee, respectively; provided, however, that any notice to a Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Guarantor and the Trust by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Guarantor and the Trust and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Guarantor, the administrative trustees of the Trust and each person who controls the Guarantor or the Trust or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement.

         15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Guarantor and the Trust. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Guarantor for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                       Very truly yours,

                                       KeyCorp Capital I

                                       By: KeyCorp, as Depositor

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       KeyCorp

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:
Accepted as of the date hereof:
Goldman, Sachs & Co.


By:
   --------------------------------------
            (Goldman, Sachs & Co.)

         On behalf of each of the Underwriters
         set forth in Schedule I

                                   SCHEDULE I
                                                                   LIQUIDATION
                                                                     AMOUNT
                                                                       OF
                                                                   SECURITIES
                                                                      TO BE
                                                                    PURCHASED
                                                                    ---------
                                  UNDERWRITER
                                  -----------
[S]
Goldman, Sachs & Co........................................
Key Capital Markets, Inc...................................
J.P. Morgan Securities Inc.................................
Morgan Stanley & Co. Incorporated..........................
Salomon Brothers Inc.......................................
           Total...........................................